UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

Libbey Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 325-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In a press release issued on April 9, 2014, Libbey Inc. (the “Company” or “Libbey”) announced that its wholly owned subsidiary, Libbey Glass Inc. (“Libbey Glass”) had entered into a new $440 million senior secured term loan B facility (the “Term Loan B Credit Facility”) and that Libbey Glass used the net proceeds from the Term Loan Credit B Facility, cash on hand and borrowings under its existing revolving credit facility to purchase $360 million of Libbey Glass’s 6.875% Senior Secured Notes due 2020 (the “Notes”) pursuant to its previously announced tender offer and consent solicitation (the “Tender Offer”); to effect the redemption of the remaining $45 million of Notes outstanding at a redemption price of 103%, plus any applicable accrued and unpaid interest (the “Notes Redemption”); and to pay related fees and expenses.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In a press release issued on April 9, 2014, the Company announced that Libbey Glass had accepted for purchase $360 million in aggregate principal amount of Notes, representing approximately 90% of the Notes validly tendered and not validly withdrawn on or prior to 5:00 p.m., New York City time, on Tuesday, April 8, 2014 pursuant to its previously announced tender offer for the Notes. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, Libbey makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

Exhibit

99.1	Press Release, dated April 9, 2014, announcing the Term Loan B Credit Facility.

99.2	Press Release, dated April 9, 2014, announcing the settlement of the Tender Offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2014

LIBBEY INC.
Registrant

By:	/s/ Susan A. Kovach
Name:	Susan A. Kovach
Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release, dated April 9, 2014, announcing the Term Loan B Credit Facility.

Exhibit 99.2	Press Release, dated April 9, 2014, announcing the settlement of the Tender Offer.